                                 AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS

          This Amendment No. 6 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") amends, effective June 19, 2008, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to reflect the addition of Class Y Shares;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of June 19, 2008.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1
                               TO AMENDMENT NO. 6
                             TO AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM FUNDS GROUP

                                   "SCHEDULE A
                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                             -------------------------
AIM China Fund                        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM Developing Markets Fund           Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM Global Health Care Fund           Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Investor Class Shares
                                      Institutional Class Shares

AIM International Total Return Fund   Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM Japan Fund                        Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM LIBOR Alpha Fund                  Class A Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM Trimark Endeavor Fund             Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares

PORTFOLIO                             CLASSES OF EACH PORTFOLIO
---------                             -------------------------
AIM Trimark Fund                      Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares

AIM Trimark Small Companies Fund      Class A Shares
                                      Class B Shares
                                      Class C Shares
                                      Class R Shares
                                      Class Y Shares
                                      Institutional Class Shares"